Strictly Confidential December 3, 2018 Presenting Our New Vision As An Integrated Healthcare Holding Company 1

Legal Disclaimer 2 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 Forward - looking statements included in this presentation are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward - looking statements . In some cases, you can identify forward - looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology . You should not place undue reliance on forward - looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements . A more detailed description of these and other risks and uncertainties may be found in our Annual Report on Form 10 - K and other public filings with the Securities and Exchange Commission . If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected . Any forward - looking statement you read in this presentation reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity . We assume no obligation to publicly update or revise these forward - looking statements for any reason, whether as a result of new information, future events, or otherwise . 2

TRANSFORMATION

Generex is Reorganized as a Multi-Disciplined Healthcare Holding Company

The "Old" Generex		The "New" Generex
Oral-lyn • Type 1 DM • Poor Utility (10 sprays)	→	**Rapid-Mist** • Oral-lyn 2 for Type 2 DM • 2 – 3 Sprays @ Mealtime • Licensing deal for buccal CBD
Antigen Express • No partnership • 3rd-Party clinical trial	→	**Nugenerex Immuno-Oncology** • Research partnership with Merck & NSABP (TNBC) • Licensing deal with Shezhen Bioscien (prostate cancer)
Old Management • Failed acquisitions • Mismanaged clinical development • Failed consumer products • No revenue • No commercial opportunity	→	**Experienced Executive Team & BOD** • Significant Revenues with Profits • Reinvigorated assets in development • Launching consumer CBD HydroHealth Water • Successful acquisitions with operations & management teams • Launching new, commercial stage products

The Past is Gone…A Transformed Generex is Here…The Future is Bright

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4 Connecting the Healthcare Industry • Strategic acquisitions • Synergistic alliances • Commercial development • Revenue - generating licensing agreements • Long - term portfolio value through diversification Generex is Reorganized as a Multi - Disciplined Healthcare Holding Company Building Value for Investors, Shareholders, and Partners EXECUTE on Strategy Big Pharma Medical Devices, Drugs & Therapies Healthcare Providers Management Services Patients

5 Generex Presents a Vision for Healthcare An Integrated Healthcare Holding Company CORPORATE MISSION: To provide physicians, hospitals, and healthcare providers an end - to - end solution for patient centric care from rapid diagnosis through delivery of personalized therapies, streamlining care processes, minimizing expenses, and delivering transparency for payers.

The NuGenerex Organizational Structure Combines Revenue Generating Healthcare Management Services and Distribution Organizations with Value Driving , Cutting - edge R&D Companies Publicly - Traded Holding Company GNBT NuGenerex Distribution Solutions NuGenerex Management Services NuGenerex Pharmacy Holdings, LLC NuGenerex Medical Marketing & Data Analytics Subsidiary Development Companies Diagnostics Drug Delivery Medical Devices Cancer Immunotherapy Generex Biotechnology Holding Corporation Is Structured To Optimize Value For Shareholders

NuGenerex Distribution Solutions Generates Significant Revenues, Profit, and Value for Investors

NuGenerex
DISTRIBUTION SOLUTIONS LLC

Management Services Organization
Administrative & billing, Patient compliance, DME, Labs & Imaging

MSO Contracts with Ancillary Health Services Providers

Laboratory

Clinical Laboratory - Arizona
Central Lab Services
Specialty Diagnostic Testing
Data analytics support

Pharmacy

Multi-State Network
Direct-to patient pharmacy solutions
Direct-to-patient marketing
Data analytics support

Durable Medical Equipment

DME-IQ
DME management services
Software & data systems
DME Billing & Insurance Adjudication
Direct-to-Patient DME delivery

OUR CAPABILITIES

Pharmacy	Laboratory	Biologics	DME
• Patient assistance programs • Prescription plans • Local Rx delivery • Community services	• Clinical labs • Blood & urine screen • Pathology • Pharmacogenetic testing (future acquisition)	• AATB certified products • Human tissue based biologic treatment	• Diabetes • Back pain • Orthopedic bracing

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8 Multiple Avenues For Near And Longer - Term Sustainable Growth ▪ Current operations in TX, OK, AR, CO, NM o Portfolio expansion ▪ Specialty drugs ▪ Medical devices, ▪ Orphan drugs NuGenerex Today Optimize existing network Expand physician and provider network Extend into new services / add additional contracts Extrapolate into new states and markets ▪ Near - term expansion to SC, LA, and TN ▪ Longer - term expansion in up to 27 states MSO ▪ National Rx distribution ▪ Centralized marketing and operations with local distribution ▪ DME services and distribution ▪ Patient Database & Analytic Platform PHARMACY DISTRIBUTION

9 Powerful Synergies & Add - ons Drive Future Performance Synergies Drive Value • Increase patient engagement • Relationship management • Rx home - delivery • Low - cost specialty and generic Rx • Consumer marketing & outreach • Patient support & education • Additional business opportunities • New products from subsidiaries • Compliance with billing & insurance PATIENT DATABASES PHARMACY NETWORK MEDICAL MARKETING INTRA - COMPANY REFERRALS CHRONIC CARE AND MEDICATION THERAPY MANAGEMENT KK12

THERAPEUTICS 10 Acquisitions of Companies with FDA Approved Products and Great Management Strengthens NuGenerex’s Portfolio • Access to Excellagen ® advanced wound care management platform, FDA - approved for 17 indications including: • Diabetic Foot Ulcers • Venous & Arterial Ulcers • Mohs Surgery • Wound Repair Excellagen 2019 Product Launch • Commercialization through NuGenerex Distribution Solutions’ MSO & pharmacies network of podiatrists & diabetologists • Existing contracts with two national wound care centers • Market Potential: 92 Million Cases = $20 Billion NuGenerex Acquisition of Olaregen Therapeutix (Nov 2018)

THERAPEUTICS 11 Generex Aims to Acquire Advanced Technologies That Fill Gaps in Specialty Medical Care » Regentys is developing a novel Extracellular Matrix Hydrogel product aimed at coating the intestinal layer in order to address a variety of GI - related diseases Clinical Development Pathway • 1 st indication: ulcerative colitis • FDA 510K de novo pathway • Clinical trials pending Global Therapeutic Indications • Inflammatory Bowel Disease • Ulcerative Colitis (>$6 B Market) • Crohn’s Disease (>$4 B Market) • Est. 1.9M IBD Patients

NuGenerex Has Reorganized its Asset Portfolio Targeting High-Growth Fields of Diabetes, Immunotherapy, and Infectious Disease

NuGenerex IMMUNO-ONCOLOGY | NuGenerex THERAPEUTICS | NuGenerex DIAGNOSTICS

NuGenerex Immuno-Oncology

- Vaccines built on Ii-Key technology
- Focusing on stimulating CD-4 and CD-8 T-Cells
- Planned Phase II trial with AE37 and Keytruda combination for TNBC
- Partnership with Shenzhen BioScien to develop and commercialize AE37 for prostate cancer
  - $700k up-front license fee
  - Up to $4 MM milestone payments
  - 10% royalty on commercial sales

NuGenerex Therapeutics

- Developing next-gen drugs for diabetes, oncology and infectious diseases
- Oral-lyn, buccal insulin delivery system, for the treatment of type 2 diabetes
- RapidMist buccal delivery system – exploring other applications for the technology
  - Partnership with Scientus Pharma for cannabis administration

NuGenerex Diagnostics

- Point of care diagnostic tests for HIV, tuberculosis, malaria, hepatitis, syphilis, and other infectious diseases
- Rapid immunochromatographic diagnostics can produce results in as little as 10-15 min
- Developing a new and novel multiplex assay designed for Sepsis and SIRS

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13 SEPSIS Developing Point - Of - Care Diagnostic Products to Meet Today’s Challenges in Infectious Diseases CE Mark, FDA 510K Advancing Diagnostic Testing for Personalized Medicine • Needs only whole blood specimens taken via finger - stick, venipuncture, or processed serum • No need to transfer blood to the device via pipette • Test results available in 15 - 30 min • Easy to use with only three operator steps • Clear visual readout • Can be used for multiple test analytes • Designed to eliminate cross - contamination and are completely safe for home use • Can be cheaply and efficiently manufactured SYPHILIS HIV HEPATITIS B HEPATITIS C MALARIA NGDx - Express II TM Development FDA PMA Application Out - License to China NGDx - Express II TM Platform Value Drivers DIAGNOSTICS Adding Target Acquisitions in Diabetes, Concussion Diagnosis and management & Clinical Laboratory For Pharmaco - Genomic Testing

14 Rapid - Mist™ Buccal Spray Drug Delivery System Reformulated Oral - Lyn 2 for Type 2 Diabetes Co - development and Technology Licensing Agreement for Cannabinoid Drug Delivery • License for RapidMist ™ drug delivery platform technologies for the buccal delivery of cannabinoids and cannabinoid - derived products. • Exclusive, worldwide license with royalty payments • Generex and Scientus will co - own the IP • Strong, Global IP • New IP for 2 nd Generation Oral - lyn 2 (concentrated insulin) • Reformulation testing in progress • Clinical development targeted for 2019

NuGenerex Immuno-Oncology (Formerly Antigen Express) Capitalizes on the Growth of Cancer Immunotherapy

NuGenerex
IMMUNO-ONCOLOGY


Ii-Key Development Program
AE37 + Keytruda in TNBC
(Merck partnership)
AE37 for Prostate Cancer
Licensing deal with Shenzhen Bioscien
Neoantigen R&D Program (TBD)

Acquisitions:

- AI Platform
- Neo-Antigen Peptides
- Checkpoint Inhibitors

Partnerships:

- **Merck**
- **Shenzhen Bioscien**
- **Mayo Clinic, Dr. Keith Knutson**

The Cancer Immunotherapy Market was $45 Billion in 2015, and is estimated to reach $117 Billion by 2022

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The "New Generex" Model is an Integrated Healthcare Holdings Company Built for Long-Term Success

KEY TAKEAWAYS

1 NEW COMPANY STRUCTURE

NuGenerex DISTRIBUTION SOLUTIONS LLC | NuGenerex THERAPEUTICS | NuGenerex IMMUNO-ONCOLOGY | NuGenerex DIAGNOSTICS

2 OWN REVENUE GENERATING BUSINESSES

- MSO contracts with ancillary health service providers
- Provide central lab services, multi-state network, DME management services
- Medical marketing

3 NEAR-TERM GROWTH OPPORTUNITIES

- Expand MSO into SC, LA, TN; impending MSO contract with CO hospital group
- Launch DME-IQ business
- Expand pharmacy network & data services

4 LONG-TERM GROWTH OPPORTUNITIES

- Advance AE37/Keytruda® combination with Merck in TNBC
- Advance AE37 in prostate cancer (Shenzen Bioscien partnership)
- Develop and commercialize NGDx-Express II diagnostic kits in US, EU, and China

5 PARTNERSHIPS CONTINUE TO ADD VALUE

- Olaregen: launch FDA-approved Excellagen for 17 wound care indications
- Regentys: 510K de novo for Regentys ECMH in ulcerative colitis and IBD
- Scientus Pharma: License for RapidMist™ for buccal delivery of cannabinoids

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17 Family of Companies